UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

December 17, 2008

DIGITALFX INTERNATIONAL, INC.
(Exact name of registrant as specified in charter)

Florida
(State or other Jurisdiction of Incorporation or Organization)

001-33667 (Commission File Number)		65-0358792 (IRS Employer Identification No.)
3035 East Patrick Lane
Suite #9
Las Vegas, NV 89120
(Address of Principal Executive Offices and zip code)

702-938-9300 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends the Registrant’s Current Report on Form 8-K originally dated December 17, 2008 and filed with the Securities and Exchange Commission on December 22, 2008, regarding the Registrant’s entry into definitive material agreements with various parties.  The purpose of this amendment is to add certain transaction documents as exhibits to the Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)          Exhibits.

3.1	Articles of Amendment of Articles of Incorporation filed December 18, 2008.

10.1	Series A 12% Cumulative Convertible Preferred Stock Purchase Agreement dated December 22, 2008, between the Registrant and Richard Kall.

10.2	Warrant to purchase Series A 12% Cumulative Convertible Preferred Stock issued on December 22, 2008 by the Registrant in favor of Richard Kall.

10.3	Agreement dated December 22, 2008, between the Registrant and Richard Kall.

10.4	Form of Amendment and Exchange Agreement dated December 22, 2008.

10.5	Form of Second Amended and Restated Senior Secured Convertible Note.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, DigitalFX International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DigitalFX International, Inc.

Date: December 24, 2008	By:	/s/ Abraham Sofer
Abraham Sofer
President

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit

3.1	Articles of Amendment of Articles of Incorporation filed December 18, 2008.

10.1	Series A 12% Cumulative Convertible Preferred Stock Purchase Agreement dated December 22, 2008, between the Registrant and Richard Kall.

10.2	Warrant to purchase Series A 12% Cumulative Convertible Preferred Stock issued on December 22, 2008 by the Registrant in favor of Richard Kall.

10.3	Agreement dated December 22, 2008, between the Registrant and Richard Kall.

10.4	Form of Amendment and Exchange Agreement dated December 22, 2008.

10.5	Form of Second Amended and Restated Senior Secured Convertible Note.

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